UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2026

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0002148615
Benchmark 2026-V23 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-283864-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 18, 2026, with respect to the Benchmark 2026-V23 Mortgage Trust. The purpose of this Form 8-K/A is to make clerical revisions to the agreements previously filed as Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, as paying agent, as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 28, 2026
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director